Harris Associates Investment Trust

Oakmark Select Fund

Supplement dated October 27, 2021 to the Fund's Prospectus, Summary Prospectus, and
Statement of Additional Information, each dated December 15, 2020

Thomas W. Murray, portfolio manager of Oakmark Select Fund (the "Fund") and Vice President, Director of U.S. Research, and analyst of Harris Associates L.P., the Fund's investment adviser, has announced his decision to retire at the end of July 2022. Effective immediately, Mr. Murray will cease his portfolio management and advisory responsibilities, including as Director of U.S. Research, and all references to Mr. Murray are removed from the Fund's Summary Prospectus, Prospectus and Statement of Additional Information. William C. Nygren and Anthony P. Coniaris continue as portfolio managers of the Fund. This supplement supersedes the supplement dated October 26, 2021 regarding this matter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.